Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Schedule of Basic and Diluted Net Income (Loss) per Common Share
Basic and diluted net income (loss) per common share were computed as follows:

	For the Years Ended
	December 31,
	2013	2012	2011
	(In thousands, except share and per share data)
Numerator:
Net (loss) income	$(6,072)	$50,985	$24,098

Denominator:
Weighted-average common shares:
Basic and diluted	21,601,974	20,590,596	20,590,596

Net (loss) income per common share:
Basic and diluted	$(0.28)	$2.48	$1.17

Summary of Components Excluded from Computation of Diluted Net Loss Per Share

Potentially dilutive common shares from employee equity plans and warrants are determined by applying the treasury stock method to the assumed exercise of warrants and share options and are excluded from the computation of diluted net loss per share if their inclusion would be anti-dilutive and consist of the following:

December 31,
2013
Options	1,625,476
Warrants*	—

Total	1,625,476

*	Warrants are currently exercisable for less than one share of common stock, and are therefore anti-dilutive, as a result of the 1-for-10 reverse stock split that we effected on November 8, 2011, the 1-for-500 reverse stock split that we effected on March 5, 2012, the 1-for-500 reverse stock split that we effected on June 3, 2013 and the 1-for-12 reverse stock split we effected on August 22, 2013. The warrants are subject to further adjustments in the future, which may have the effect of increasing or decreasing the exercise price and the number of shares issuable upon exercise of the warrants.